Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

August 10, 2015

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Franklin Templeton Founding Funds Plus Portfolio (the "Target Portfolio") of the Advanced Series Trust (the "Trust" or "AST"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") of the Target Portfolio to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015 at 11:15 a.m. Eastern Standard Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST RCM World Trends Portfolio (the "Acquiring Portfolio") of the Trust in exchange for the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganization completed, you will beneficially own shares of the Acquiring Portfolio rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about October 19, 2015.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. The Board considered several factors in reaching its determination to approve the Reorganization, including that:

•  Although the Acquiring Portfolio's contractual and effective investment management fee rates are higher than the Target Portfolio's contractual and effective investment management fee rates, the Acquiring Portfolio's total net expense ratio is lower than the Target Portfolio's total net expense ratio for the 12 months ended December 31, 2014;

•  The historical net investment performance results for the Acquiring Portfolio for the one-year period ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio for the Combined Portfolio is lower than the total net expense ratio for the Target Portfolio;

•  The Acquiring Portfolio is substantially larger than the Target Portfolio;

•  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 855-973-0094 or you may vote via the internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to October 5, 2015. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from Contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by Contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Standard Time Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and you are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Franklin Templeton Founding Funds Plus Portfolio (the "Target Portfolio"), which is a series of the Advanced Series Trust (the "Trust" or "AST"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of the Target Portfolio into the AST RCM World Trends Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. The proposal is recommended by Prudential Investments LLC ("PI") and AST Investment Services, Inc. ("ASTIS") which serve as the investment managers of the Target Portfolio and the Acquiring Portfolio and has been approved by the Board of the Trust.

Q3. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. The Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  Although the Acquiring Portfolio's contractual and effective investment management fee rates are higher than the Target Portfolio's contractual and effective investment management fee rates, the Acquiring Portfolio's total net expense ratio is lower than the Target Portfolio's total net expense ratio for the 12 months ended December 31, 2014;

•  The historical net investment performance results for the Acquiring Portfolio for the one-year period ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio for the Combined Portfolio is lower than the total net expense ratio for the Target Portfolio;

•  The Acquiring Portfolio is substantially larger than the Target Portfolio;

•  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Please read pages 8 and 9 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q4. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net expense ratio for the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will receive a reduction in the operating expenses that they pay. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q5. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the "Board") has approved the proposal, believes it is in the best interest of the Target Portfolio and its shareholders, and recommends that you vote to approve the proposal. See pages 8 and 9 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q6. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Manager or its affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

Q7. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date, July 10, 2015.

Q8. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the shareholder meeting and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the shareholder meeting (the "Meeting"), which is scheduled for October 5, 2015 at 11:15 a.m. Eastern Standard Time;

•  Calling toll-free 855-973-0094. Voting instructions submitted by telephone must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting; or

•  Going to www.proxyvote.com. Voting instructions submitted via the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting.

Q9. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on October 5, 2015.

Q11. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about October 19, 2015.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Standard Time Monday-Friday.

Q14. WILL CLIENTS BE ALLOWED TO TRANSFER OUT OF THE AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Shareholders will be allowed one free transfer out of the Target Portfolio during the period within sixty (60) days of the effective date of the Reorganization (i.e., within 60 days before to 60 days after the effective date of the Reorganization).

AST FRANKLIN TEMPLETON FOUNDING FUNDS
PLUS PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2015

To the Shareholders of the AST Franklin Templeton Founding Funds Plus Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Franklin Templeton Founding Funds Plus Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the "Plan") and on behalf of the AST RCM World Trends Portfolio(the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio's shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board has fixed the close of business on July 10, 2015, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or via the internet as described in the Prospectus/Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the Board .

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 855-973-0094 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of the Advanced Series Trust.

Deborah A. Docs
Secretary
Advanced Series Trust

PROXY STATEMENT
for
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST RCM WORLD TRENDS PORTFOLIO
A SERIES OF ADVANCED SERIES TRUST

Dated August 10, 2015

655 Broad Street
Newark, New Jersey 07102

Reorganization of AST Franklin Templeton Founding Funds Plus Portfolio
into AST RCM World Trends Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the "Meeting") of the AST Franklin Templeton Founding Funds Plus Portfolio (the "Target Portfolio"), a series of Advanced Series Trust (the "Trust" or "AST"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the AST RCM World Trends Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of the Target Portfolio's liabilities and the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Acquiring Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio's shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of assets of the Target Portfolio by the Acquiring Portfolio, assumption of liabilities of the Target Portfolio by the Acquiring Portfolio, and issuance of the Acquiring Portfolio Shares by the Acquiring Portfolio to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If the shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015, at 11:15 a.m. Eastern Standard Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on July 10, 2015 (the "Record Date") as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about August 17, 2015.

The Target Portfolio and the Acquiring Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Prospectus of the Trust relating to the Acquiring Portfolio, dated July 1, 2015, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

•  The Trust's Annual Report to Shareholders dated December 31, 2014 relating to the Acquiring Portfolio which is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated July 1, 2015 (the "SAI"), relating to the Reorganization or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 855-973-0094 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
4	Summary
6	Information About the Reorganization
9	Comparison of Target Portfolio and Acquiring Portfolio
18	Management of the Portfolios
20	Voting Information
21	Additional Information About the Target Portfolio and the Acquiring Portfolio
22	Principal Holders of Shares
23	Financial Highlights
A-1	Exhibit A: Plan of Reorganization
B-1	Exhibit B: Advanced Series Trust Prospectus Relating to the AST RCM World Trends Portfolio dated July 1, 2015

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," Prudential Investments LLC ("PI") and AST Investment Services, Inc. ("ASTIS", and together with PI, the "Manager") serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Acquiring Portfolio is managed under a manager-of-managers structure, which means that the Manager has engaged the subadviser listed below to conduct the investment program of the Acquiring Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolio operates as a fund-of-funds and therfore does not have a subadviser.

Portfolio	Manager/Subadviser
AST Franklin Templeton Founding Funds Plus Portfolio	Prudential Investments LLC ("PI")
AST RCM World Trends Portfolio	Allianz Global Investors U.S. LLC ("Allianz")

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital appreciation. The investment objective of the Acquiring Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that the investment objectives can be changed with Board approval.

The Portfolios also have similar principal investment strategies. While different in their approach, both Portfolios are broad-based asset allocation portfolios that invest approximately 60% in equity securities and 40% in fixed income. The Target Portfolio is a non-diversified fund, while the Acquiring Portfolio is a diversified fund. A description of the Portfolios' principal strategies follows. After the Reorganization is completed, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio are similar to those of the Target Portfolio, and include asset transfer program risk, derivatives risk, equity securities risk, exchange-traded funds risk, expense risk, fixed income securities risk, foreign investment risk, high-yield risk, liquidity and valuation risk, market and management risk, recent events risk and regulatory risk. The Target Portfolio is also subject to the following additional principal risks: currency management risk, focus risk, fund-of-funds risk, income risk, investment style risk, merger arbitrage securities and distressed companies risk, non-diversification risk and small and medium sized company risk, while the Acquiring Portfolio is only subject to commodity risk as an additional principal risk. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in i) this Prospectus/Proxy Statement under the caption "Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual and effective investment management fee rates for the Acquiring Portfolio are higher than that of the Target Portfolio. However, based on the current assets under management for each Portfolio as of December 31, 2014, the total net expense ratio, including acquired fund fees and expenses, for the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Target Portfolio shareholders will receive a reduction in total net expense ratios.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolio as well as the projected fees and expenses of the Acquiring Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)(1)
Management Fees	0.02%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 Fees)	0.00%	0.25%	0.25%
Other Expenses	0.02%	0.03%	0.02%
Acquired Fund Fees & Expenses	1.01%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.05%	1.03%	1.02%

(1)  Assumes completion of the Reorganization on December 31, 2014 and expenses shown have been restated to reflect the fee structure in effect on July 1, 2015. The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $5,350.28 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect for the Combined Portfolio (Pro Forma Surviving). These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio*	$107	$334	$579	$1,283
Acquiring Portfolio*	105	328	569	1,259
Combined Portfolio (Pro Forma Surviving)*	104	325	563	1,248

*  Based on total net annual operating expense ratios of 1.05%, 1.03% and 1.02%, respectively, as described in the Annual Operating Expense Table above.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Acquiring Portfolio and the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager, the Board including all of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganization. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Manager provided the Board with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on June 15-16, 2015, the Board considered:

•  Although the Acquiring Portfolio's contractual and effective investment management fee rates are higher than the Target Portfolio's contractual and effective investment management fee rates, the Acquiring Portfolio's total net expense ratio is lower than the Target Portfolio's total net expense ratio for the 12 months ended December 31, 2014;

•  The historical net investment performance results for the Acquiring Portfolio for the one-year period ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio for the Combined Portfolio is lower than the total net expense ratio for the Target Portfolio;

•  The Acquiring Portfolio is substantially larger than the Target Portfolio;

•  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager also provided, and the Board considered, information regarding potential benefits for the Manager and its affiliates from the Reorganization. The Reorganization may benefit the Participating Insurance Companies, which are affiliates of the Manager, by reducing their costs to hedge their guarantees under the variable contracts that use the Portfolios as investment options. The Manager estimates that its net revenue will increase as a result of the Reorganization (by approximately $1,100,000 annually based on assets as of December 31, 2014). In considering these Manager benefits, the Board also considered that Target Portfolio shareholders would benefit from decreased expenses (approximately $355,000 annually based on assets as of December 31, 2014) and from other aspects of the Reorganization noted above.

In connection with the Reorganization, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions. Any costs for transactions prior to the Reorganization will be borne by Target Portfolio shareholders and any costs for transactions after the Reorganization will be borne by Combined Portfolio shareholders.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about October 19, 2015. This is called the "closing date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the closing date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the closing date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Manager or its affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

Certain Federal Income Tax Considerations

Both Portfolios are treated as partnerships for U.S. federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in a Portfolio, including the application of state and local taxes.

Each Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganization may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5.  The Acquiring Portfolio's tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6.  A Target Portfolio shareholder's tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

As provided in more detail below, the investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar. The Target Portfolio utilizes fundamental research and quantitative analysis in its strategy, while the Acquiring Portfolio utilizes a bottom-up approach.

Investment Objective of Target Portfolio:

The investment objective of the Target Portfolio is to seek capital appreciation.

Investment Objective of Acquiring Portfolio:

The investment objective of the Acquiring Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

Principal Investment Strategies of Target Portfolio:

The Target Portfolio operates as a "fund-of-funds." That means that the Target Portfolio invests substantially all of its assets in a combination of underlying portfolios. Under normal circumstances, approximately 75% of the

Target Portfolio's net assets are invested in the AST Franklin Templeton Founding Allocation Portfolio ("Franklin Founding Portfolio") and approximately 25% of the Target Portfolio's assets are invested in the AST Templeton Global Bond Portfolio ("Templeton Portfolio").

AST Franklin Templeton Founding Funds Allocation Portfolio

The investment objective of the Franklin Founding Portfolio is to seek capital appreciation. The secondary investment objective of the Franklin Founding Portfolio is to seek income.

The Franklin Founding Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three subadvisers listed below:

•  Franklin Advisers, Inc. (Franklin Advisers);

•  Franklin Mutual Advisers, LLC (Franklin Mutual); and

•  Templeton Global Advisors Limited (Templeton Global and, collectively with Franklin Advisers and Franklin Mutual, the Franklin Templeton Subadvisers)

The investment results of Franklin Founding Portfolio assets allocated to the various Franklin Templeton Subadvisers will vary over time. Because of this, the Manager monitors those allocations and seeks to rebalance them when they are more than three percent above or three percent below the goal of equal allocations to each of the three Franklin Templeton Subadvisers. Whenever possible, cash flows will be used to adjust allocations among the Franklin Templeton Subadvisers.

Franklin Advisers Segment. Under normal market conditions, Franklin Advisers invests in both debt and equity securities. Franklin Advisers may shift investments from one asset class to another based on its analysis of the best opportunities in a given market. Franklin Advisers will seek income by investing in corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields it believes are attractive. The Franklin Founding Portfolio may invest in up to 100% of its assets in debt securities that are rated below investment grade (sometimes called "junk bonds"), including a portion in defaulted securities.

Franklin Mutual Segment. Under normal market conditions, Franklin Mutual invests at least 65% of the assets attributable to this segment in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that it believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Templeton Global Segment. Under normal market conditions, Templeton Global invests at least 65% of the assets attributable to this segment in the equity securities and depositary receipts of companies located anywhere in the world, including those in the U.S. and emerging markets.

AST Templeton Global Bond Portfolio

The investment objective of the Templeton Portfolio is to seek to provide current income with capital appreciation and growth of income. In pursuing its investment objective, the Templeton Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.

The Templeton Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Templeton Portfolio may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Templeton Portfolio may invest without limit in developing markets. Under normal market conditions, the Templeton Portfolio invests at least 40% of its net assets in foreign securities. In addition, the Templeton Portfolio's assets are invested in issuers located in at least three countries (including the US). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.

Although the Templeton Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as

S&P® or Moody's, or, if unrated, determined by the Templeton Portfolio's subadviser, Franklin Advisers, to be of comparable quality. The Templeton Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

For purposes of pursuing its investment goals, the Templeton Portfolio regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts and currency swaps. The Templeton Portfolio typically holds significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Templeton Portfolio's assets to obligations under these instruments. The result of such transactions may represent, from time to time, a large component of the Templeton Portfolio's investment returns. The Templeton Portfolio may also enter into various other transactions involving derivatives, including interest rate/bond futures and swap agreements (which may include interest rate and credit default swaps). These derivative transactions may be used for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

Principal Investment Strategies of Acquiring Portfolio:

Allianz allocates assets among the investment strategies set forth below. The Acquiring Portfolio takes the innovative approach of blending these strategies according to the asset allocation structure designed by Allianz. The neutral weight for each strategy is stated below. More information on asset allocation, including minimums and maximums under normal circumstances, are described in the "Asset Allocation Ranges" section below.

•  Allianz GI Best Styles Global (30%). This is a core global equity strategy that seeks to exploit the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth. It seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended risks.

•  US Equity (17.5%).  This strategy aims to allocate among several investment strategies ranging from small to large capitalization companies to generate superior returns over a full market cycle. These strategies employ a bottom-up focus to identify companies that (among others) possess superior management, strong balance sheets, differentiated products or services, substantial unit growth, strong commitments to research and development, or are benefiting from change that is not yet fully reflected in the market.

•  European Growth (5%).  Based on a belief that share prices are driven in the medium- to long-term by the growth of earnings and cash flows, and that markets are often inefficient in valuing growth businesses, this strategy constructs high-conviction portfolios with a long-term investment horizon through a pure bottom-up stock picking approach that emphasizes structural growth.

•  Enhanced Fixed Income (40%).  Based on a belief that fixed income markets display inefficiencies that can be systematically exploited through an active and disciplined investment process, this strategy combines proprietary research with sophisticated portfolio construction tools and seeks to outperform the benchmark while adhering to stringent risk guidelines.

•  European Small Caps (2.5%).  This strategy targets mid- to long-term stable outperformance through a fundamental bottom-up investment process with a tilt towards high quality small cap companies.

•  Best Styles Emerging Markets (2.5%).  In emerging markets, investment styles have been even more successful in the past decade than in developed markets, where single investment style volatility has proven less pronounced. This strategy exploits the risk premium attached to many investment styles like valuation, earnings change, price momentum and growth, and seeks to generate stable outperformance that is largely independent of the macroeconomic or market cycle, while minimizing unintended portfolio risks.

•  Commodities (2.5%).  Based on a belief that inefficiencies in commodities markets can be exploited systematically using well researched and disciplined investment processes, this strategy employs active and passive instruments to provide exposure to rising commodity markets and generate alpha through allocation across commodities.

Asset Allocation Ranges. Under normal circumstances, approximately 60% of the Acquiring Portfolio's net assets are invested to provide exposure to equity securities and approximately 40% of its net assets are invested to provide exposure to fixed income securities. Depending on market conditions, such equity exposure may range between 50-70% of the Acquiring Portfolio's net assets and such fixed income exposure may range between 30-50% of its net assets. Such exposures may be obtained through: (i) the purchase of "physical" securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., futures contracts, currency forwards, etc.); and (iii) the purchase of underlying ETFs. More specific information regarding the Acquiring Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure		Neutral Exposure	Maximum Exposure(1)
Equities
US Equity	10.0%		18.0%	20.0%
European Large/Mid-Cap Equity	3.0%		5.0%	7.0%
European Small-Cap Equity	1.0%		3.0%	4.0%
Emerging Markets Equity	0.0%		3.0%	8.0%
Commodities	0.0%		3.0%	8.0%
Total Equities	50	%(2)	60%	70	%(3)
Fixed Income
US Governments	15.0%		25.0%	35.0%
US Corporates	5.0%		10.0%	15.0%
Emerging Markets Debt	0.0%		5.0%	8.0%
Total Fixed Income	30	%(4)	40%	50	%(5)

(1)  Notwithstanding the individual maximum exposures for equity and fixed-income segments shown, the maximum combined exposure to non-U.S. investments that are not denominated in U.S. dollars is 35% of the Acquiring Portfolio's net assets.

(2)  Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 50% of the Acquiring Portfolio's net assets.

(3)  Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 70% of the Acquiring Portfolio's net assets.

(4)  Notwithstanding the individual minimum exposures for the various fixed income segments, the minimum combined exposure to fixed income investments is 30% of the Acquiring Portfolio's net assets.

(5)  Notwithstanding the individual maximum exposures for the various fixed income segments, the maximum combined exposure to fixed income investments is 50% of the Acquiring Portfolio's net assets.

A more complete description of the Portfolios' investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption "Comparison of Target Portfolio and Acquiring Portfolio."

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital appreciation. The investment objective of the Acquiring Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Portfolios also have similar principal investment strategies in that the Target Portfolio and the Acquiring Portfolio each seek to achieve their investment objectives primarily through use of equity and fixed income investments. The Target Portfolio and the Acquiring Portfolio each use the S&P 500 Index as its benchmark and each also has its own blended benchmark. The Target Portfolio's blended benchmark consists of the S&P 500 Index (37.5%), MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), Barclays U.S. Aggregate Bond Index (12.5%), Citigroup World Government Bond Index (WGBI) (25%). The Acquiring Portfolio's blended benchmark consists of the MSCI (Morgan Stanley Capital International) All Country World Index (GD) (42.5%), Barclays U.S. Aggregate Bond Index (40%) and S&P 500 Index (17.5%). The Target Portfolio strategy is roughly a fund of funds strategy that allocates 75% to the Franklin Founding Portfolio and 25% to the Templeton Portfolio. The Acquiring Portfolio has a neutral allocation of 60% equity/40% fixed income with +/- 10% bands. Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

The Target Portfolio is a fund-of-funds, which means that it invests all of its assets in other funds. The Acquiring Portfolio is an actively managed portfolio which means that the portfolio invests directly in equity and fixed income investments. If the Reorganization is approved, shareholders of the Target Portfolio will no longer be invested in a fund-of-funds and will instead be invested in an actively managed fund.

Comparison of Allocation Ranges

Target Portfolio		Acquiring Portfolio
Asset Class	Neutral Exposure	Asset Class	Neutral Exposure
US Equity (S&P 500 Index)	37.5%	US Equity (S&P 500 Index)	17.5%
International Equity (MSCI EAFE Index)	25%	International Equity (MSCI ACWI Index)	42.5%
Total Equity	62.5%	Total Equity	60% (plus/minus 10%)
US Fixed Income (Barclays US Aggregate Bond Index)	12.5%	US Fixed Income (Barclays US Aggregate Bond Index)	40%
International Bond (Citigroup World Government Bond Index)	25%
Total Fixed Income	37.5%	Total Fixed Income	40% (plus/minus 10%)

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can't guarantee success.

Each of the Target Portfolio and the Acquiring Portfolio is subject to the principal risks set forth below:

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF's shares may trade above or below their net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.be adversely affected as a result of this strategy.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

In addition to the principal risks discussed above, the Target Portfolio is also subject to the following additional principal risks:

Currency Management Risk. Currency management strategies may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Manager expects. In addition, currency management strategies may also reduce the Portfolio's ability to benefit from favorable changes in currency exchange rates and/or increase the Portfolio's exposure to foreign investment losses. In addition, currency rates may fluctuate significantly over short periods of time.

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.

Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.

Income Risk. Because the Portfolio can only distribute what it earns, the Portfolio's distributions to shareholders may decline when prevailing interest rates fall or when the Portfolio experiences defaults on debt securities it holds.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Merger Arbitrage Securities and Distressed Companies Risk. Certain transactions proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed as contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to lose value than those of more financially stable companies.

Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

In addition to the principal risks discussed above, the Acquiring Portfolio is also subject to the following additional principal risks:

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Target Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Target Portfolio's custom blended stock index consists of the S&P 500 Index (37.5%), MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), Barclays U.S. Aggregate Bond Index (12.5%), Citigroup World Government Bond Index (WGBI) (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. PI and ASTIS Investment Services, Inc. determined the weight of each index comprising the blended index

Annual Returns

BEST QUARTER: 3.57% (2nd quarter of 2014) WORST QUARTER: -2.24% (3rd quarter of 2014)

Average Annual Returns (as of 12/31/14)

	1 YEAR	SINCE INCEPTION (4/29/13)
Target Portfolio	2.56%	7.12%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	18.91%
Blended Index (reflects no deduction for fees, expenses or taxes)	7.07%	9.66%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1 year, 5 years and since inception of the of the Acquiring Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Acquiring Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Acquiring Portfolio's custom blended stock index consists of the MSCI World (Morgan Stanley Capital International) Index (GD) (42.5%), Barclays U.S. Aggregate Bond Index (40%) and S&P 500 Index (17.5%). The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends. PI and ASTIS determined the weight of each index comprising the blended index.

Note: Prior to April 29, 2013 the Acquiring Portfolio was known as the AST Moderate Asset Allocation Portfolio. Effective April 29, 2013 the Acquiring Portfolio changed subadvisers, changed its investment objective, policies, strategy, and expense structure. With the exception of 2014 annual returns, the performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Moderate Asset Allocation Portfolio and is not representative in any way whatsoever of the Acquiring Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Annual Returns

BEST QUARTER: 13.83% (2nd quarter of 2009) WORST QUARTER: -13.95% (4th quarter of 2008)

Average Annual Returns (as of 12/31/14)

	1 YEAR	5 YEARS	SINCE INCEPTION (11/19/07)
Acquiring Portfolio	5.14%	7.45%	3.62%
Standard & Poors 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.07%
Blended Index (reflects no deduction for fees, expenses or taxes)	6.82%	8.85%	4.87%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth as of December 31, 2014: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$950,702,065	$4,655,099,645	$—		$5,605,801,710
Total shares outstanding	84,741,892	385,797,758	(6,098,746	)(a)	464,440,904
Net asset value per share	$11.22	$12.07	$—		$12.07

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PI and ASTIS, (ii) Allianz. Allianz serves as the subadviser to the Acquiring Portfolio.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio are managed by PI and ASTIS, 655 Broad Street, Newark, NJ 07102. As previously noted, the term Manager is used to refer to both PI and ASTIS.

As of March 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $259 billion (includes ASTIS assets noted below). PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of March 31, 2015, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $136 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreement"), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained exemptive orders from the SEC that permit the Manager, subject to approval by the Board, to change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with certain subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreement and the subadvisory agreements are available in the semi-annual reports for the Trust (for agreements approved during the six month period ended June 30) and in their annual reports (for agreements approved during the six month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio.

PI and ASTIS are responsible for administering the Target Portfolio's business affairs, monitoring the allocation between the Underlying Portfolios, and evaluating the performance of the subadvisers to the Underlying Portfolios. Because the Target Portfolio operates solely as a fund-of-funds, the Target Portfolio does not have a portfolio manager. The Acquiring Portfolio is subadvised Allianz. The Statement of Additional Information provides additional information about the portfolio managers responsible for the day-to-day management of each Portfolio, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager.

Descriptions of the subadviser and to the Acquiring Portfolio's portfolio managers are set forth below:

Allianz Global Investors U.S. LLC is a registered investment adviser located at 1633 Broadway, New York, New York 10019. As of December 31, 2014, Allianz had approximately $95.8 billion in assets under management worldwide.

Dr. Rohweder is a managing director and Global Chief Investment Officer Multi Asset with Allianz, which he joined in 1989. He initiated the systematic asset-management effort for the firm's equity and multi-asset investments, and was previously a portfolio manager for the firm's global balanced, European equity and European fixed-income strategies. Dr. Rohweder has 24 years of investment-industry experience. He has an M.A. in economics from Wayne State University and a Ph.D. in economics from the University of Kiel, Germany.

Dr. Mueller is a Managing Director and CIO of the Multi Asset—Active Allocation Strategies team. The team was formed in 2005 and since then has experienced strong growth in assets under management. The experienced team specialises in dynamic asset allocation strategies, predominantly for large institutional investors. Before joining the Multi Asset—Active Allocation Strategies team he was responsible for asset allocation and risk management at Allianz's balanced team since 2002 and worked as a senior investment strategist at Allianz Asset Management since 1998 when he joined the firm from his position as an European equity portfolio manager for Allianz Sachversicherungs-AG. He has worked in the industry since 1995. He holds a doctorate in monetary economics from J. W. Goethe University in Frankfurt.

Mr. Carlino is a portfolio manager with Allianz, which he joined in 2001. He is on the Multi Asset-Multi Strategy team and was previously a private client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 14 years of investment industry experience. He previously worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master's degree in portfolio management and asset allocation from the Department of Statistics at the University of Bologna.

Dr. Stamos, CFA, is a portfolio manager with Allianz, which he joined in 2007. He has been part of the Multi Asset-Multi Strategy team since 2007, overseeing balanced mandates for institutional and retail clients. Dr. Stamos has 10 years of investment-industry experience. He was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Ph.D. in Finance.

Mr. Marsala is a portfolio manager and director with Allianz, which he joined in 2001. As a member of the Multi Asset US team, he manages multi-asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm's Multi Asset team in Italy, focusing on systematic multi-asset products; before that, he worked in risk management. Mr. Marsala has 14 years of investment industry experience. He has a degree in economics and financial markets from the University of Pisa in Italy, and a master's degree in quantitative finance from the University of Turin.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Acquiring

Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by Allianz to determine portfolio manager compensation. For each such portfolio manager for the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Franklin Templeton Founding Funds Plus Portfolio

0.02% of average daily net assets

AST RCM World Trends Portfolio

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

Assuming completion of the Reorganization, the effective management fee rates for the Combined Portfolio would be 0.75% based on the contractual investment management fee rate of the Acquiring Portfolio, assuming average net assets as of December 31, 2014. Although the effective management fee rate for the Combined Portfolio is higher than the effective management fee rate for the Target Portfolio, as noted earlier, it is expected that the total net expense ratio for the Combined Portfolio following completion of the Reorganization will be lower than the total net expense ratio for the Target Portfolio.

VOTING INFORMATION

Approval of the Reorganization with respect to the Target Portfolio requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares

(for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Via the internet;

•  In person at the relevant Meeting; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust, dated

July 1, 2015, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 855-973-0094 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolio had 87,462,728.280 shares outstanding. As of the Record Date, the Acquiring Portfolio had 378,942,769.455 shares outstanding.

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	68,018,215 / 77.77%
	Pru Annuity Life Assurance Corp PALAC Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	14,371,064 / 16.43%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	5,073,448 / 5.80%
Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	283,172,966 / 74.73%
	Pru Annuity Life Assurance Corp PALAC Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	67,212,276 / 17.74%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	28,177,461 / 7.44%

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio for the year ended December 31, 2014 and the fiscal period April 29, 2013 through December 31, 2013 were derived from the financial statements audited by KPMG LLP, the Trust's independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Trust's independent registered public accounting firm, for the year ended December 31, 2014 and the fiscal period April 29, 2013 through December 31, 2013 are included in the Trust's Annual Report to Shareholders for the Target Portfolio for the year in question, which reports are available upon request.

The financial highlights for the Acquiring Portfolio for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 were derived from the financial statements audited by KPMG LLP, AST's independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, AST's independent registered public accounting firm, for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 are included in AST's Annual Report to Shareholders for the Acquiring Portfolio for the year in question, which reports are available upon request.

	AST Franklin Templeton Founding Funds Plus Portfolio
	Year Ended December 31, 2014	April 29, 2013(c) through December 31, 2013
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.94	$10.00
Income (Loss) From Investment Operations:
Net investment loss	— (d)	—	(d)
Net realized and unrealized gain on investments	0.28	0.94
Total from investment operations	0.28	0.94
Net Asset Value, end of period	$11.22	$10.94
Total Return(a)	2.56%	9.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$950.7	$494.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.04%	0.09	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.04%	0.09	%(e)
Net investment loss	(0.04)%	(0.09	)%(e)
Portfolio turnover rate	2%	2	%(f)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying funds in which the Target Portfolio invests.

(c)  Commencement of operations.

(d)  Less than $0.005 per share.

(e)  Annualized.

(f)  Not annualized.

	AST RCM World Trends Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.49	$10.21	$9.60	$9.96	$8.95
Income (Loss) From Investment Operations:
Net investment income	0.14	0.07	0.05	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.44	1.21	0.91	(0.24)	1.00
Total from investment operations	0.58	1.28	0.96	(0.18)	1.06
Less Distributions:	—	—	(0.35)	(0.18)	(0.05)
Net Asset Value, end of year	$12.07	$11.49	$10.21	$9.60	$9.96
Total Return(a)	5.05%	12.54%	10.28%	(1.82)%	11.92%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,655.1	$4,457.3	$3,616.9	$2,196.5	$1,974.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	0.74%	0.21%	0.23%	0.23%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	0.82%	0.30%	0.32%	0.32%
Net investment income	1.20%	0.73%	0.73%	0.72%	0.66%
Portfolio turnover rate	34%	153%	96%	113%	44%

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(c)  Calculated based on average shares outstanding during the year.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Prospectus for the Acquiring Portfolio dated July 1, 2015.

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this 5th day of October, 2015. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be October 19, 2015, or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Investments LLC or AST Investment Services, Inc. or their affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2015, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Kathleen DeNicholas, ____________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Kathleen DeNicholas, ____________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio	AST RCM World Trends Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated August 10, 2015

655 Broad Street

Newark, New Jersey 07102-8065

Reorganization of AST Franklin Templeton Founding Funds Plus Portfolio into the AST RCM World Trends Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Franklin Templeton Founding Funds Plus Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST RCM World Trends Portfolio(the “Acquiring Portfolio”), a series of the Trust, dated August 10, 2015 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The reorganization transaction also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to its shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio and the Acquiring Portfolio’s issuance of the Acquiring Portfolio Shares to the Target Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in Exhibit A to this SAI. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated July 1, 2015 (the “Trust SAI”), which is included in Exhibit B to this SAI. Those portions of the SAI of the Trust relating to the Target Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the Target Portfolio for the fiscal year ended December 31, 2014 and the independent auditors’ report thereon, dated February 20, 2015, are incorporated herein by reference from the Trust’s Annual Report to Shareholders of the Target Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 855-973-0094 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Target Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Target from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio’s investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the Target Portfolio may (i) lend portfolio securities in accordance with the Target Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Target Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Target Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Target Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Target Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Acquiring Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolios assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio ‘s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Acquiring Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Acquiring Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended December 31, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at December 31, 2014. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Target Portfolio and the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Acquiring Portfolio which is on file with the SEC and is available at no charge.

For the 12-months ended December 31, 2014, the average daily net assets of the Target Portfolio were approximately $775.04 million, and the average daily net assets of the Acquiring Portfolio were approximately $4,575.24 million. The pro forma average daily net assets of the Combined Portfolio for the 12-months ended December 31, 2014 would have been approximately $5,350.28 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Trust, AST or the Manager, as the case may be, on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are both managed by PI and ASTIS. The subadviser for the Target Portfolio is PI  and the subadviser for the Acquiring Portfolio is Allianz Global Investors U.S. LLC (“Allianz”).

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Franklin Templeton Founding Funds Plus Portfolio

0.02% of average daily net assets

AST RCM World Trends Portfolio

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

Prior to July 1, 2015, the contractual management fees were:

AST Franklin Templeton Founding Funds Plus Portfolio

0.02% of average daily net assets

AST RCM World Trends Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

Assuming the Reorganization occurred on December 31, 2014 and based on the current fee structure in effect as of July 1, 2015:

	Target Portfolio (1)		Acquiring Portfolio (2)		Combined Portfolio (3)
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$155,009	0.02%	$34,565,542	0.75%	$40,339,616	0.75%
Distribution and/or Service Fees (l2b-l Fees)	—	0.00%	11,438,101	0.25%	13,375,710	0.25%
Acquired Fund Fees	7,853,367	1.01%	—	0.00%	—	0.00%
Other Expenses	146,118	0.02%	1,221,379	0.03%	1,249,497	0.02%
Total Annual Portfolio Operating Expenses	$8,154,494	1.05%	$47,225,022	1.03%	$54 964,823	1.02%

(1) Based on the average daily net assets of $775.04 million for the Target Portfolio for the 12-month period ended December 31, 2014.

(2) Based on the average daily net assets of $4,575.24 million for the Acquiring Portfolio for the 12-month period ended December 31, 2014.

(3) The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $5,350.28 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

Assuming the Reorganization occurred on December 31, 2014 and based on the fee structure at the time:

	Target Portfolio (1)		Acquiring Portfolio (2)		Combined Portfolio (3)
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$155,009	0.02%	$41,657,165	0.91%	$48,632,556	0.91%
Distribution and/or Service Fees (l2b-l Fees)	—	0.00%	4,575,240	0.10%	5,350,284	0.10%
Acquired Fund Fees & Expenses	7,853,367	1.01%	—	0.00%	—	0.00%
Other Expenses	146,118	0.02%	1,221,379	0.03%	1,249,497	0.02%
Total Annual Portfolio Operating Expenses	8,154,494	1.05%	47,453,784	1.04%	55,232,337	1.03%
Fee Waiver and/or Expense Reimbursement*	—	0.00%	(1,569,002)	-0.04%	(1,902,026)	-0.04%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$8,154,494	1.05%	$45,884,782	1.00%	$53,330,311	0.99%

(1) Based on the average daily net assets of $775.04 million for the Target Portfolio for the 12-month period ended December 31, 2014.

(2) Based on the average daily net assets of $4,575.24 million for the Acquiring Portfolio for the 12-month period ended December 31, 2014.

(3) The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $5,350.28 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

*Fee Waiver presented expired on June 30, 2014 and is no longer in effect.

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each Portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PI. For the 12-month period ended December 31, 2014, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.10%. Effective July 1, 2015, the 12b-1 fee was increased to 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Manager or its affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST RCM World Trends Portfolio

Introduction

The Trust SAI includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the Acquiring Portfolio. Additional information relating specifically to the Acquiring Portfolio is set forth in this Exhibit A to the SAI. The Trust SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for Acquiring Portfolio

The Manager has entered into a subadvisory agreement with Allianz pursuant to which the Manager (and not the Acquiring Portfolio) will pay Allianz the annualized fees shown below.

Allianz

0.35% of average daily net assets to $500 million

0.30% of average daily net assets from $500 million to $1 billion

0.26% of average daily net assets over $1 billion

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of the most recently completed fiscal year. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of the most recently completed fiscal year.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Allianz Global Investors U.S. LLC	Dr. Herold Rohweder	1/$37,000,000	None	3/$360,000,000	None
	Dr. Matthias Mueller	None	32/$4,500,000,000	17/$4,500,000,000	None
	Giorgio Carlino	2/$43,000,000	None	3/$360,000,000	None
	Dr. Michael Stamos	2/$43,000,000	None	5/$625,000,000	None
	Claudio Marsala	None	None	3/$360,000,000	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

Compensation Structure for Allianz

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, Allianz also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. Allianz’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other Allianz-affiliated offices worldwide who are “associated persons” of Allianz and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the Allianz-affiliated company that employs such a portfolio manager. In such cases, Allianz compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by Allianz on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect Allianz’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Allianz believes are faced by investment professionals at most major financial firms.

Allianz has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When Allianz considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Allianz’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Allianz considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. Allianz attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Allianz account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, Allianz may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. Allianz has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. Allianz maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide Allianz with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Allianz has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

Allianz’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of Allianz will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated July 1, 2015

The Statement of Additional Information of Advanced Series Trust, dated July 1, 2015 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI.